SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. __________)
Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]
--------------------------------------------------------------------------------
Check the appropriate box
------------- ------------------------------------------------------------------
[  ]          Preliminary Proxy Statement
------------- ------------------------------------------------------------------
[  ]          Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
------------- ------------------------------------------------------------------
[X]           Definitive Proxy Statement
------------- ------------------------------------------------------------------
[  ]          Definitive Additional Materials
------------- ------------------------------------------------------------------
[  ]          Soliciting Material Pursuant to ss.240.14a-12
------------- ------------------------------------------------------------------
                                   NELX, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 FS LIMITED PARTNERSHIP, JOHN M. JACOBS AND KATHLEEN M. JACOBS, WILLIAM D. JONES
         AND CYNTHIA B. JONES, ELLIOT NORTHCOTT AND KATHRYN R. NORTHCOTT
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
         ---------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
         ---------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
         ---------------------------------------------

         (5)     Total fee paid:
         ---------------------------------------------
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
         --------------------------------------------
         (2)     Form, Schedule or Registration Statement No.:
         --------------------------------------------
         (3)     Filing Party:
         --------------------------------------------
         (4)     Date Filed:
         --------------------------------------------

                                   NELX, INC.
                          300 SUMMERS STREET, SUITE 970
                         CHARLESTON, WEST VIRGINIA 25301

                  --------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 11, 2002

         A special meeting (the "Special Meeting") of the shareholders of NELX, Inc. (the "Company") will be held at Summit Conference Center, 129 Summers Street, Charleston, W.V., on July 11, 2002 at 10:00 a.m. local time.

         The Special Meeting has been called by the President of the Company at the request of the shareholders of the Company for the purpose of electing directors of the Company to serve until the next annual meeting of the Company's shareholders or until their successors are elected and qualified.

         Attached to this notice is a Proxy Statement relating to the proposal to be considered at the Special Meeting. The Company has fixed the close of business on May 30, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. In the event that the Special Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

         Your vote is important regardless of the number of shares you own. Regardless of how you intend to vote, the Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Special Meeting. You may revoke your proxy at any time prior to its exercise or by attending the Special Meeting and voting in person.

         All shareholders are cordially invited to attend the Special Meeting.

                                                       John M. Jacobs
                                                       President

                                   NELX, INC.
                          300 SUMMERS STREET, SUITE 970
                         CHARLESTON, WEST VIRGINIA 25301

                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 11, 2002

                            ------------------------

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by FS Limited Partnership, John M. Jacobs and Kathleen M. Jacobs, William D. Jones and Cynthia B. Jones, Elliot Northcott and Kathryn R. Northcott (together, the "Solicitors") for use at the Special Meeting of the shareholders of NELX, Inc. ("NELX" or the "Company") to be held on July 11, 2002 or at any adjournment or postponement thereof. The Special Meeting has been called by the President of the Company at the request of the Solicitors for the purpose of electing directors of the Company to serve until the next annual meeting of the Company's shareholders or until their successors are elected and qualified. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is June 10, 2002.

EXPENSE OF SOLICITATION

         The Solicitors will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Solicitors will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by the Solicitors.

REVOCABILITY OF PROXIES

         Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to John M. Jacobs a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

         NELX's common stock, $0.0001 par value per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Special Meeting. As of the close of business on May 30, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, 120,577,744 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

         The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Special Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

         A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Special Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted FOR the election of the nominees for director listed herein.

         Abstentions and broker non-votes will not be counted as votes and, therefore, will not affect the election of the directors.

                                   BACKGROUND

         On May 29, 2001, the Company acquired two closely-held businesses, FS Investments, Inc. ("FSI") and Jacobs & Company ("Jacobs & Co." or "Jacobs"), in exchange for an aggregate of 75 million shares of Common Stock (the "Acquisition"). The Acquisition was accounted for as a recapitalization of FSI and Jacobs & Co. effected by a reverse acquisition. For accounting purposes, NELX was treated as the acquiree, and no goodwill or other intangible asset was recorded on the financial statements of the Company.

         FSI, incorporated in 1997 in West Virginia, is a closely-held holding company that was organized to develop surety business through the formation or acquisition of subsidiaries engaged in the issuance of surety bonds collateralized by investment accounts that are professionally managed by Jacobs & Co. Through its wholly-owned subsidiary, Triangle Surety Agency, Inc., FSI is actively engaged in the placement with insurance companies of surety bonds with an emphasis on clients engaged in regulated industries, such as the extraction of coal, oil and gas.

         Jacobs & Co., incorporated in 1988 in West Virginia, is a SEC registered investment advisory and financial planning firm whose executive offices are located in Charleston, West Virginia providing fee based investment advisory services to institutions and individuals.

         The members of the Board of Directors of NELX immediately prior to the Acquisition were Charles L. Stout and Dennis Iler. Mr. Iler resigned his position incident to the Acquisition and John M. Jacobs, the president of FSI and Jacobs & Co., was appointed by the Board to fill the vacancy created. Mr. Stout agreed to continue to serve as a director for one year following the Acquisition.

ITEM 1.  ELECTION OF DIRECTORS

         The Company's by-laws currently provide for the number of directors of the Company to be established by resolution of the Board. The Board has currently fixed the number of directors at three (3) persons, and three (3) directors will be elected at the Special Meeting, each director to hold office until the next annual meeting of shareholders or until his successor is elected and is qualified. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees for director set forth below. If any nominee shall be unwilling or unable to serve as director, all proxies will be voted for the election of such other person as shall be determined by the proxy holders in accordance with their best judgment. The Solicitors are not aware of any reason why any nominee for director should become unavailable for election, or, if elected, should be unable to serve as director.

         A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present may elect directors.

         The names of the  Solicitors'  nominees for election as directors  (the
"Solicitor's Nominees"), and certain information about them, are set forth below:

JOHN M. JACOBS, AGE 48                                       Director since 2001
----------------------

         Mr. Jacobs is a SEC registered investment advisor, Certified Public Accountant, and is licensed as a property and casualty insurance agent in twelve
(12) states. For the past five years, Mr. Jacobs has served as a Director and President of both Jacobs & Company and FS Investments, Inc. Prior to establishing his investment advisory business in 1988, Mr. Jacobs was a practicing public accountant for over thirteen years, during which he was a managing partner of his accounting firm and a business and personal advisor to his clients, many of whom were and are in the coal industry. Mr. Jacobs has served as a director and President of NELX, Inc. since May 2001.

FREDERICK E. FERGUSON, AGE 68
-----------------------------

         Mr. Ferguson is retired coal operator who has a diverse experience with respect to the coal industry. During the early stages of his career, Mr. Ferguson was a state and federal mine inspector. Mr. Ferguson then organized and developed his own coal company and was involved in all facets of coal mining. He has served as a Director of FS Investments, Inc. since its inception in December 1997.

C. DAVID THOMAS, AGE 49
-----------------------

         Mr. Thomas is a licensed resident insurance agent in West Virginia and holds non-resident agent licenses in several other states. Mr. Thomas began his insurance career in 1976 with United States Fidelity and Guaranty Company and served as the surety underwriter in the Charleston, WV branch office until 1979. At that time he joined George Friedlander & Company, a regional insurance agency based in Charleston, WV, where he presently serves as Vice President and Manager of the Surety Department. Mr. Thomas is a shareholder and Director of George Friedlander & Company. Mr. Thomas has served as a Director of FS Investments, Inc. since its incorporation in December 1997.

         There are no family relationships among the Solicitors' Nominees.

         During the past five years, there have been no filings of petitions under federal bankruptcy laws, or any state insolvency laws, by or against any business of which any of the Solicitors' Nominees was a general partner or executive officer at the time or within two years before the time of such filing.

         During the past five years, none of the Solicitors' Nominees has been convicted in a criminal proceeding or been subject to a pending criminal proceeding.

         During the past five years, none of the Solicitors' Nominees has been the subject of any order, judgment, or decree (not subsequently reversed, suspended or vacated by a court of competent jurisdiction) permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

         During the past five years, none of the Solicitors' Nominees has been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

CERTAIN INFORMATION REGARDING THE SOLICITORS

         The following is information regarding the Solicitors other than Mr. Jacobs.

FS LIMITED PARTNERSHIP
----------------------
FS Limited Partnership ("FSLP") is a limited partnership of which Mr. Jacobs is the sole general partner.

WILLIAM D. JONES AND CYNTHIA B. JONES
-------------------------------------
Mr. and Mrs. Jones are both principally employed by Pioneer Title Agency, Inc., a title company whose address is 513 Georgia Avenue, Chattanooga, TN 37403.

ELLIOT NORTHCOTT AND KATHRYN R. NORTHCOTT
-----------------------------------------
Mr. Northcott manages investments on his own behalf.


EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company (and, in the case of Mr. Jacobs for periods prior to the Acquisition, by Jacobs & Co.) during the fiscal years ended May 31, 2001, 2000 and 1999 to the Chief Executive Officers of the Company (the "Named Executive Officers"), based upon the Company's Annual Report on Form 10-KSB for the year ended May 31, 2001. Other than the Chief Executive Officer, no executive officer of the Company received total compensation from the Company in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                               Annual Compensation
                                                               -------------------
                                                                                                        Other
                                       Year Ended                                                      Annual
     Name and Principal Position         May 31,        Salary ($)             Bonus ($)            Compensation
     ---------------------------         ------         ----------             ---------            ------------

John M. Jacobs (1)                        2001            $5,000                  $0                  $147,656
Chief Executive Officer                   2000            $9,500                  $0                  $150,137
                                          1999            $    0                  $0                  $135,011

Charles L. Stout (2)                      2001            $    0                  $0                  $      0
Chief Executive Officer                   2000            $    0                  $0                  $      0
                                          1999            $    0                  $0                  $      0

         (1) Mr. Jacobs was  appointed  Chief  Executive  Officer of NELX in May
2001 and the amounts reported represent compensation paid to Mr. Jacobs as Chief
Executive  Officer of Jacobs & Co.  during the fiscal  years ended  December 31,
2000, 1999 and 1998. Other annual compensation for Mr. Jacobs represents distributions made to or on behalf of Mr. Jacobs by Jacobs & Company as a small business corporation electing to be taxed under Subchapter S of the Internal
Revenue Code.

         (2) Mr. Stout resigned as Chief Executive Officer of NELX in May 2001.

         To the Solicitors' knowledge, the Named Executive Officers did not receive any long term incentive compensation in the form of restricted stock awards, stock appreciation rights ("SARs"), phantom stock, stock options, warrants, long-term incentive plan awards, convertible securities, performance units and/or performance shares, or any other such instruments during the 2001, 2000 or 1999 fiscal years.

DIRECTOR COMPENSATION

         To the Solicitors' knowledge, there were no cash payments or other compensation paid or set aside directly or indirectly to or for the benefit of any director of the Company for the 2001, 2000 or 1999 fiscal years. Each director is entitled to be compensated $100 for each meeting of the Board attended.

EMPLOYMENT AGREEMENTS, SEVERANCE AND OTHER AGREEMENTS WITH MANAGEMENT

         To the Solicitors' knowledge, the Company has no employment contracts or termination of employment or change of control arrangements with any officer.

                          BOARD COMMITTEES AND MEETINGS

         To the Solicitors' knowledge, the Board held three meetings during the fiscal year ended May 31, 2001. To the Solicitors' knowledge, all directors attended more than 75% of the Board meetings and the meetings of the committees of the Board on with such directors served. To the Solicitors' knowledge, the Board does not have a standing audit committee, nominating committee or compensation committee.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                       SOLICITORS AND SOLICITORS' NOMINEES

         The following table sets forth the beneficial ownership of Common Stock as of May 30, 2002 by (i) each person known by the Solicitors to own more than 5% of the Common Stock, (ii) each of the Solicitors, (iii) each of the Solicitors' Nominees and (iv) all Solicitors and Solicitor's Nominees as a group. Unless otherwise noted, such persons have sole voting and investment power with respect to such shares.

Name and Address of               Amount and Nature of
Beneficial Owner                Beneficial Ownership (1)    Percent of Class (2)
----------------               ------------------------     --------------------

John M. Jacobs and                    14,847,460 (3)              12.3%
Kathleen M. Jacobs
300 Summers Street, Suite 970
Charleston, WV  25351

Charles L. Stout and                  12,525,000 (4)              10.4%
Marilyn Stout
Route 1, Box 41J
Bridgeport, WV  26330

FS Limited Partnership                12,233,044                  10.2%
300 Summers Street, Suite 970
Charleston, WV  25351

William D. Jones and                   9,060,000                   7.5%
Cynthia B. Jones
513 Georgia Avenue
Chattanooga, TN  37403

Elliot Northcott and                   5,431,999                   4.5%
Kathryn R. Northcott
#2 Southwood Drive
Huntington, WV  25701

Fredrick E. Ferguson                     750,000 (5)                *
Route 3, Box 408
Foyetteville, WV  25840

C. David Thomas                          917,295                    *
P.O. Box 5157
Charleston, WV 25361

SOLICITORS AND  SOLICITOR'S
NOMINEES AS  A GROUP                  31,006,754                  25.7%

*  less than 1%

         (1) Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable within 60 days of May 30, 2002 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

         (2) Based on 120,577,744 shares of Common Stock issued and outstanding as of May 30, 2002.

         (3) Includes 12,233,044 shares of common stock held in the name of FS Limited Partnership ("FSLP") of which Mr. Jacobs is the sole general partner. Mr. Jacobs has the power to vote and to direct the voting of and the power to dispose and direct the disposition of the shares beneficially owned by FSLP.

         (4) Includes 25,000 shares are held in the name of Applied Mechanics Corporation of which Charles L. Stout is President and a director.

         (5) Does not include shares of Common Stock in which Mr. Ferguson has an economic interest as a limited partner of FSLP.

         To  the  knowledge  of  the   Solicitors   there  are  no   outstanding
arrangements that may result in a change in control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company previously acquired for a nominal amount all the right, title and interest in certain oil and gas properties located in Roane County, West Virginia from Applied Mechanics Corporation ("AMC"), a company affiliated with a principal shareholder and director of the Company (Charles L. Stout). In connection with the sale of the properties in May 2001 to an unrelated third-party, AMC was appointed as agent to represent the Company and received a fee of $150,000 for its role in bringing a successful conclusion to the sale and transfer of the properties which netted the Company proceeds of $1.3 million.

         For calendar years 1999 and 2000, and the five-month period ended May 31, 2001, the operating expenses of FSI and Jacobs & Co. (now combined with the results for the Company) were partially funded by advances from its principal shareholder and chief executive officer, John M. Jacobs. The source of funding for these advances originated with obligations incurred by Mr. Jacobs with third parties. Interest expense on such obligations amounted to $84,257 in calendar year 1999, $135,358 in calendar year 2000, and $61,097 for the five-month period ended May 31, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% of shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based upon the Company's Annual Report on Form 10-KSB for the year ended May 31, 2001, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and 10% shareholders were complied with during the fiscal year ended May 31, 2001.

         THE SOLICITORS RECOMMEND A VOTE "FOR" THE SOLICITORS' NOMINEES. PROXIES SOLICITED BY THE SOLICITORS WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF THE SOLICITORS' NOMINEES.

                                  OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

         Based upon the Company's Annual Report on Form 10-KSB for the year ended May 31, 2001, the Company's financial statements for fiscal 2001 included in the Company's Annual Report on Form 10-KSB for fiscal 2001 have been audited by Oatley & Hansen, P.C., independent auditors, as stated in their report appearing therein. Representatives of Oatley & Hansen, P.C. (1) are not expected to be present at the Special Meeting, (2) will be given the opportunity to make a statement if they so desire, and (3) are not expected to be available to respond to appropriate questions.

         To the knowledge of the Solicitors, approximate aggregate fees billed to the Company for fiscal 2001 by Oatley & Hansen, P.C. are as follows:

     ----------------------------------------- --------------------------------
     Audit Fees                                                      $16,500
     ----------------------------------------- --------------------------------
     Financial   Information  Systems  Design                           $0
     and Implementation Fees
     ----------------------------------------- --------------------------------
     All Other Fees                                                  $27,725
     ----------------------------------------- --------------------------------

OTHER MATTERS

         At the date hereof, there are no other matters that the Solicitors intend to present, or has reason to believe others will present, at the Special Meeting. If other matters come before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         In order to include a shareholder proposal in the Company's proxy statement and form of proxy for the next annual meeting of shareholders, such proposal must be received by the Corporation at its principal executive offices by February 1, 2003 and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                                       FS LIMITED PARTNERSHIP
                                       JOHN M. JACOBS AND KATHLEEN M. JACOBS
                                       WILLIAM D. JONES AND CYNTHIA B. JONES
                                       ELLIOT NORTHCOTT AND KATHRYN R. NORTHCOTT

Charleston, West Virginia
June 10, 2002